UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 12, 2014
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LA JOLLA PHARMACEUTICAL COMPANY
(Exact name of registrant as specified in its charter)
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California	1-36282	33-0361285

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4660 La Jolla Village Drive, Suite 1070, San Diego, California 92122
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (858) 207-4264
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02     Results of Operations and Financial Condition.

On November 12, 2014, La Jolla Pharmaceutical Company (the "Company") issued a press release announcing its financial results for the three and nine months ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1. The press release should be read in conjunction with the note regarding forward looking statements, which is included in the text of the press release.

The information in this Item 2.02 and in Exhibit 99.1 will not be treated as "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates this information by reference.

ITEM 8.01    Other Events.

On November 13, 2014, detailed results from the Company's Phase 2 study of GCS-100 in chronic kidney disease were presented at a poster session at the American Society of Nephrology's ("ASN") Kidney Week Annual Meeting. A copy of the poster from the session is attached hereto as Exhibit 99.2 and is also posted on the Company’s website at http://www.ljpc.com. In connection with the poster and data presented, the Company issued a press release on November 12, 2014. A copy of the press release is attached hereto as Exhibit 99.3.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Earnings Press Release dated November 12, 2014.
99.2	Poster Presented at ASN's Kidney Week Annual Meeting on November 13, 2014.
99.3	ASN Press Release dated November 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA JOLLA PHARMACEUTICAL COMPANY

Date:	November 18, 2014	By:	/s/ George F. Tidmarsh
		Name:	George F. Tidmarsh, M.D., Ph.D.
		Title:	President and Chief Executive Officer